UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 26, 2023
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Hyzon Motors Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-3962	82-2726724
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
475 Quaker Meeting House Road Honeoye Falls, NY		14472
(Address of principal executive offices)		(Zip Code)
(585)-484-9337
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	HYZN	NASDAQ Capital Market
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	HYZNW	NASDAQ Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.01. Changes in Control of Registrant.

Prior to December 20, 2023, Hyzon Motors Inc. (the “Company” or “Hyzon”) was majority-owned by Hymas PTE Ltd. (“Hymas”), a Singapore private limited company (“Hymas”), which is majority-owned by Horizon Fuel Cell Technologies PTE Ltd. (“Horizon”), a Singapore private limited company.

On December 20, 2023, Horizon completed a restructuring that resulted in (i) Hymas selling or otherwise distributing shares of Class A Common Stock of the Company (“Common Stock”) and options to purchase shares of Common Stock, and (ii) Horizon selling, issuing, or distributing options to purchase shares of Common Stock (the “Distribution and Sale”). Following the Distribution and Sale, the Company is no longer majority-owned by Hymas or Horizon or any other single shareholder or group of shareholders. As a result, the Company is no longer a controlled company under applicable Nasdaq rules. Although Nasdaq rules permit a controlled company to elect not to comply with certain Nasdaq corporate governance requirements, the Company has not relied on any of these exemptions. Following the Distribution and Sale, the distributed shares of Common Stock remain unregistered shares, subject to applicable securities laws restrictions governing their further transfer.

Item 7.01. Regulation FD Disclosure.

As described in Item 5.01 above, following the Distribution and Sale, Hyzon is no longer majority-owned by Hymas or Horizon or any other single shareholder or group of shareholders. As a result, Hyzon could have access to additional operational and financial alternatives, including additional funding and grant or loan opportunities.

The information set forth in Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYZON MOTORS INC.

Date: December 26, 2023	By:	/s/ Parker Meeks
	Name:	Parker Meeks
	Title:	Chief Executive Officer